PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG HERITAGE MONEY FUND
                          STRONG INVESTORS MONEY FUND
                            STRONG MONEY MARKET FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                             STRONG ADVANTAGE FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

                Supplement to the Prospectus dated July 1, 1998
                      as supplemented on September 8, 1998


STRONG ADVANTAGE FUND

Effective immediately, Mr. Lyle J. Fitterer will cease to be a co-manager of the Strong Advantage Fund. Mr. Thomas A. Sontag joins Mr. Jeffrey A. Koch as a co-manager of the Fund. For thirteen years prior to joining Strong Capital Management, Inc., the Fund's investment advisor (the "Advisor"), in November, 1998, Mr. Sontag worked at Bear Stearns & Co., most recently as a Managing Director of the Fixed Income Department. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his B.B.A. degree in Economics/Finance from the University of Wisconsin-Madison in 1981 and his M.B.A. in Finance from the University of Wisconsin-Madison in 1982.

STRONG INVESTORS MONEY FUND

The Advisor has agreed to voluntarily waive all the Advisor's management fees and absorb operating expenses of the Investors Money Fund through April 30, 1999. In addition, the Advisor has agreed to voluntarily waive the Advisor's management fee and absorb operating expenses to the extent necessary to maintain the Investors Money Fund's operating expenses at no more than 0.35% from May 1, 1999 through December 31, 1999.

STRONG HERITAGE MONEY FUND

The Advisor has agreed to extend its voluntary waiver of its fees and/or absorptions of fund expenses necessary to maintain the Heritage Money Fund's operating expenses at no more than 0.45% through June 30, 1999.


          The date of this Prospectus Supplement is January 11, 1999.

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